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                                                                    EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q of King Pharmaceuticals, Inc. I, James R. Lattanzi, Chief Financial Officer of King Pharmaceuticals, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of King Pharmaceuticals, Inc.


Date:  November 14, 2002                              /s/ James R. Lattanzi
                                                     ---------------------------
                                                     James R. Lattanzi
                                                     Chief Financial Officer